SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 27, 1997


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



               Delaware                     333-6325
52-1779791
      (State or Other Jurisdiction        (Commission         (I.R.S. Employer
            of Incorporation)       File Number)            Identification
No.)


           919 18th Street, N.W.
20006
             Washington, D.C.                                         (Zip
Code)
          (Address of Principal
            Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)









      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.1 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 6/27/96, Series 10/30/96 and Series 11/26/96,
                        Statement to Certificateholders, dated 01/27/97.



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                        CORPORATION



                                    By:____________________________________
                                         Name:   Christopher Dunn
                                         Title:  Vice President




Dated:  January 27, 1997


                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.1                          Statement to Certificateholders








                                                                  EXHIBIT 20.1

                        Statement to Certificateholders